Cash and Marketable Securities	12 Months Ended
Dec. 31, 2012
Cash and Marketable Securities
Cash and Marketable Securities

Note 13. Cash and Marketable Securities

        Cash, money market funds and certificates of deposits, with maturities of three months or less when purchased, are included in Cash and cash equivalents on the Consolidated Statements of Financial Position. As of December 31, 2012 and 2011, the Company's investments consist primarily of domestic publicly traded debt and certificates of deposit ("Debt securities") and common equity securities ("Equity securities"). The amortized cost, fair value and gross unrealized gains and losses of the Company's short- and long-term investments in Debt and Equity securities as of December 31, 2012 and 2011 is as follows:

(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale and trading securities, December 31, 2012:
Debt securities	$99,071	$5,773	$(20)	$104,824
Equity securities	38,786	3,809	(1,616)	40,979

Total securities	$137,857	$9,582	$(1,636)	$145,803

(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale and trading securities, December, 31, 2011:
Debt securities	$95,135	$5,795	$(68)	$100,862
Equity securities	40,558	2,953	(1,891)	41,620

Total securities	$135,693	$8,748	$(1,959)	$142,482

        The portion of unrealized losses which had been in a loss position for more than one year was $1.5 million and $1.7 million as of December 31, 2012 and 2011, respectively. The aggregate fair value of the investments with unrealized losses was $13.1 million and $13.6 million as of December 31, 2012 and 2011, respectively.

        As of December 31, 2012 and 2011, $243.7 million and $226.2 million, respectively, of the cash and short- and long-term marketable securities balance are associated with regulatory requirements at American Home Shield and for other purposes. Such amounts, although not necessarily subject to third-party restrictions, are identified as being potentially unavailable to be paid to the Company by its subsidiaries. There are third party restrictions on the ability of certain of the Company's subsidiaries to transfer funds to the Company. These restrictions are related to regulatory requirements at American Home Shield and to a subsidiary borrowing arrangement at SMAC. As of December 31, 2012, the total net assets subject to these third party restrictions was $174.1 million. American Home Shield's investment portfolio has been invested in a combination of high quality, short duration fixed income securities and equities.

        Gains and losses on sales of investments, as determined on a specific identification basis, are included in investment income in the period they are realized. The Company periodically reviews its portfolio of investments to determine whether there has been an other than temporary decline in the value of the investments from factors such as deterioration in the financial condition of the issuer or the market(s) in which the issuer competes. The table below summarizes proceeds, gross realized gains and gross realized losses, each resulting from sales of available-for-sale securities, and impairment charges due to other than temporary declines in the value of certain investments.

	Year Ended December 31,
(In thousands)	2012	2011	2010
Proceeds from sales of securities	$22,612	$45,065	$20,071
Gross realized gains, pre-tax	1,990	6,065	2,326
Gross realized gains, net of tax	1,218	3,714	1,418
Gross realized losses, pre-tax	(20)	(249)	(207)
Gross realized losses, net of tax	(12)	(153)	(126)
Impairment charges, pre-tax	—	(195)	(174)
Impairment charges, net of tax	—	(119)	(106)